Exhibit 10.1

Execution Version

Certain personally identifiable information has been omitted from this exhibit pursuant to

Item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”) is made as of the 27th day of May, 2026 (the “Effective Date”), by and among (a) Agile Capital Funding, LLC, a New York limited liability company, in its capacity as collateral agent (“Agile Collateral Agent”) and Agile Lending, LLC, a Virginia limited liability company (“Agile Lender”; and Agile Collateral Agent and Agile Lender herein collectively, “Agile Parties” and, each individually, an “Agile Party”), (b) Melar Acquisition Corp. I, a Cayman Islands exempted company (“Melar Acquisition”), and Melar Capital Group LLC, a New York limited liability company (“Melar Capital”) (collectively and individually, “Melar Lender”), and (c) YA II PN, Ltd., a Cayman Island exempt limited company (“YA Lender”); as acknowledged by Everli Global Inc., a Nevada corporation (“Everli”), Salvatore Palella, a resident of the State of Connecticut (“Palella”), and Palella Holdings LLC, a Delaware limited liability company (“Holdings”). As used herein, “Parties” means, collectively, the Agile Parties, the Melar Lender and the YA Lender, and “Party” means any one of them.

RECITALS

WHEREAS, Holdings, Everli and Palella, on the one hand, and the Agile Parties on the other hand entered into (i) that certain Business Loan, Guaranty and Security Agreement, dated as of December 2, 2025 (as amended by that certain First Amendment to Business Loan, Guaranty and Security Agreement dated as of the Effective Date (which such First Amendment released each of Everli and the direct and indirect subsidiaries of Everli (collectively, the “Everli Subsidiaries”) as a party thereunder in all capacities and terminated the liens and security interests against Holdings and Everli as therein provided), and as further amended, restated, supplemented, or otherwise modified from time to time, the “Agile BLGSA”) and those agreements set forth on Schedule A hereto and made part hereof and any other documents, agreements and instruments evidencing, in respect of, relating to, or guaranteeing or securing any loans which have been advanced, loaned or extended by an Agile Party to Holdings and/or Palella prior to the Effective Date or which may be advanced, loaned or extended by any Agile Party from and after the date hereof, collectively, as amended, restated, supplemented or otherwise modified from time to time, the “Agile Loan Documents”).

WHEREAS, Everli, the Everli Subsidiaries, Holdings, Palella and Melar Lender have entered into those certain promissory notes, guaranty agreements, pledge agreements and other agreements and instruments set forth on Schedule B hereto and made a part hereof (and together with the Melar Notes (as defined below) and any other documents, agreements, instruments evidencing, in respect of, relating to, or guaranteeing or securing any loans which have been advanced, loaned or extended by Melar Lender to Everli prior to the Effective Date or which may be advanced, loaned or extended by Melar Lender to Everli from and after the date hereof, collectively, as amended, restated, supplemented or otherwise modified from time to time, the “Melar Loan Documents”), pursuant to which, among other things, (i) the Melar Lender has made certain loans and advances to Everli as more particularly set forth therein, (ii) Everli, for itself and on behalf of the Everli Subsidiaries, has granted, or has agreed to grant, a continuing, first priority, perfected security interest in, and lien upon, all of their respective assets and properties, (iii) the Everli Subsidiaries have guaranteed or have agreed to guarantee, the obligations of Everli under the Melar Loan Documents in favor of Melar Lender as more particularly set forth therein, (iv) the Everli Subsidiaries have granted, or have agreed to grant, a continuing, first priority, perfected interest in and lien upon all of their respective assets and properties, (v) Palella and Holdings have guaranteed, or have agreed to guarantee, the obligations of Everli under the Melar Loan Documents in favor of Melar Lender as more particularly set forth therein, and (vi) the Holdings has granted, or have agreed to grant, a continuing, first priority, perfected security interest in and lien upon the Pledged Shares (as therein defined).

WHEREAS, Everli and YA Lender have entered into the YA Note Purchase Agreement (as defined below) and one or more Convertible Promissory Notes set forth on Schedule C hereto and made a part hereof (and together with the YA Notes (as defined below) and any other documents, agreements, instruments evidencing, in respect of, relating to, or guaranteeing or securing any loans which have been advanced, loaned, extended by YA Lender to Everli pursuant to the terms of the YA Note Purchase Agreement and any YA Note prior to the Effective Date or which may be advanced, loaned or extended by YA Lender to Everli from and after the date hereof pursuant to the YA Note Purchase Agreement or any YA Note, collectively, as amended, restated, supplemented or otherwise modified from time to time, the “YA Loan Documents”), pursuant to which, among other things, (i) the YA Lender has made, or has agreed to make, certain loans and advances to Everli as more particularly set forth in the YA Note Purchase Agreement, (ii) Everli, on behalf of the Everli Subsidiaries, has agreed that such subsidiaries shall guarantee (and such subsidiaries as of the Effective Date have guaranteed) the obligations of Everli under the YA Loan Documents, including the Global Guarantee set forth on Schedule C hereto, (iii) Everli, for itself and on behalf of the Everli Subsidiaries, and the Everli Subsidiaries each has granted, or has agreed to grant, a continuing, first priority, perfected security interest in and lien upon all of Everli’s and each of such Everli Subsidiaries’ respective property and assets as more particularly set forth Security Documents (as defined in the YA Note Purchase Agreement), (iv) Everli and the Everli Subsidiaries have entered into the Pledge and Security Agreement set forth on Schedule C hereto pursuant to which Everli and each of the Everli Subsidiaries (as of the Effective Date) have granted a continuing, first priority, perfected security interest in and lien upon all of Everli’s and each such Everli Subsidiary’s respective property and assets as more particularly set forth therein, (v) Palella and Holdings have guaranteed, or have agreed to guarantee, the obligations of Everli under the YA Loan Documents in favor of YA Lender as more particularly set forth in the YA Note Purchase Agreement, and (vi) each of Palella and Holdings has granted a continuing, first priority, perfected security interest in and lien upon certain of their respective property and assets as more particularly set forth in the Pledge Agreement (Stockholders) set forth on Schedule C hereto, the YA Notes and such other Security Documents (as defined in the YA Note Purchase Agreement).

WHEREAS, the Agile Parties have agreed to enter into this Agreement with the Melar Lender and the YA Lender to establish the priorities and obligations of the Parties as set forth herein.

WHEREAS, the Agile Parties, the Melar Lender and the YA Lender desire to enter into this Agreement in order to set forth certain of their relative rights under the Agile Loan Documents, the Melar Loan Documents and the YA Loan Documents as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Article 1
DEFINED TERMS

Section 1.01 Certain Definitions. The following terms shall have the meanings herein specified unless the context otherwise requires (such meanings to apply to such terms in both the singular and plural forms):

“Affiliate” of any Person shall mean, as of the time of determination of affiliation, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agile Collateral” means shares of equity interests of Wash Out S.r.L., a private limited liability company formed under the laws of Italy, owned by Holdings.

“Agile Indebtedness” shall mean, collectively, all of the indebtedness, liabilities and obligations of Holdings and Palella under any of the Agile Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith. As of the Effective Date, the aggregate outstanding principal amount outstanding under the Agile Loan Agreement is $3,129,687.50.

“Agile Loan Parties” means, collectively, Holdings and Palella, and “Agile Loan Party” means any one of them.

“Bankruptcy Code” shall have the meaning set forth in the definition of “Insolvency Proceeding”.

“Business Combination” means the proposed business combination described under the Merger Agreement to be effected in two steps: (i) Melar shall continue out of the Cayman Islands and into the State of Nevada so as to re-domicile as and become a Nevada corporation (the “Domestication”), (ii)(a) the Merger Sub (as defined in the definition of “Merger Agreement”) shall be merged with and into Everli, (b) the separate corporate existence of Merger Sub shall thereupon cease, and Everli shall be the surviving corporation, and (c) Everli shall become a wholly-owned Subsidiary of Melar (as defined in the definition of “Merger Agreement”) (the “Merger,” and together with the Domestication and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

“Business Day” shall mean day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required by law to be closed, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.

“Collateral” shall mean (a) with respect to the Agile Indebtedness, the Agile Collateral, (b) with respect to the Melar Indebtedness, the Melar Collateral, and (c) with respect to the YA Indebtedness, the YA Collateral.

“Company Parties” means, collectively and individually, Holdings, Everli, the Everli Subsidiaries, and Palella, and “Company Party” means any one of them.

“Disposition” or “Dispose” shall mean, with respect to any interest in property, the sale, assignment, transfer, lease (as lessor), license or other disposition of such interest in such property (or the granting of any option or other right to do any of the foregoing).

“Distribution” shall mean, with respect to any indebtedness, obligation or security, (a) any payment (howsoever categorized) or distribution by any Person of cash, securities or other property (including, without limitation, any payment in the form of a deferred purchase price, earnout or other contingent obligation), by set-off or otherwise, on account of such indebtedness, obligation or security or (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by any Person, whether voluntary or involuntary.

“Enforcement Action” means: (a) to take from or for the account of any Company Party, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by such Company Party with respect to the Subordinated Debt; (b) to sue for payment of, or to initiate or participate with others, directly or indirectly, in any suit, action or proceeding against any Company Party to (i) enforce payment of or to collect the whole or any part of the Subordinated Debt, (ii) commence or join with other Persons to commence an Insolvency Proceeding, (iii) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Debt or (iv) without limiting the foregoing in any manner, take, directly or indirectly, any action to enforce any rights with respect to a confession of judgment (howsoever identified or stylized) with respect to the Subordinated Debt; (c) to accelerate the Subordinated Debt (other than an automatic acceleration of the Subordinated Debt upon the occurrence of an Insolvency Proceeding); (d) to exercise all or any portion of any put option, exercise right or to cause any Company Party to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document; (e) to notify account debtors or directly collect accounts receivable or other payment rights of any Company Party; or (f) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Company Party.

“Final Payment Date” means the date on which the Melar Indebtedness has been Paid in Full and the YA Indebtedness has been Paid in Full.

“Insolvency Proceeding” shall mean any Insolvency Proceeding under Title 11 of the United States Code (11 U.S.C. Sec. 101 et. seq.), as amended from time to time and any successor statute and all rules and regulations promulgated thereunder (the “Bankruptcy Code”) or any other federal, state, provincial or foreign conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, liquidation, reorganization, or other similar proceeding granting debtor relief or affecting creditors’ rights generally, in respect of any Loan Party, any action for the dissolution of any Loan Party, any Insolvency Proceeding (judicial or otherwise) concerning the application of the assets of any Loan Party, for the benefit of its creditors, the appointment of or any Insolvency Proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of any Loan Party or any other action concerning the adjustment of the debts of any Loan Party, or the cessation of business by any Loan Party.

“Lender” shall mean, as the context requires, (a) with respect to the Agile Indebtedness, the Agile Parties, (b) with respect to Melar Indebtedness, the Melar Lender, and (c) with respect to YA Indebtedness, the YA Lender.

“Lender Indebtedness” shall mean, as the context requires, (a) with respect to the Agile Parties, the Agile Indebtedness, (b) with respect to Melar Lender, the Melar Indebtedness, and (c) with respect to YA Lender, the YA Indebtedness.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents shall mean (a) with respect to the Agile Indebtedness, the Agile Loan Documents, (b) with respect to the Melar Indebtedness, the Melar Loan Documents and (c) with respect to the YA Indebtedness, the YA Loan Documents.

“Loan Parties” shall mean (a) with respect to the Agile Loan Documents, Holdings and Palella and (b) with respect to the Melar Loan Documents or the YA Loan Documents, as applicable, Everli, the Everli Subsidiaries, Palella, Holdings, any other guarantors guaranteeing Everli’s obligations under the Melar Loan Documents and/or the YA Loan Documents, and any other pledgors granting security interests in, and liens upon, their respective properties or assets to secure Everli’s obligations under the Melar Loan Documents and/or the YA Loan Documents.

“Melar Collateral” shall mean, collectively, (i) all assets and properties of Everli and the Everli Subsidiaries, (ii) the “Pledged Shares”, the “Maker Collateral”, the “Collateral”, and the “Pledged Collateral” (each term as defined in the Melar Loan Documents), (iii) any other collateral of Everli, the Everli Subsidiaries, the Pledging Stockholder, any other Loan Party and/or any other pledgors securing the Loan Parties’ obligations under the Melar Loan Documents, and (iv) all other assets and properties purported to be pledged to Melar Lender to secure the Loan Parties’ obligations under the Melar Loan Documents (but excluding the Released Everli Shares).

“Melar Indebtedness” shall mean, collectively, all of the indebtedness, liabilities and obligations of Everli, the Everli Subsidiaries, the Pledging Stockholder, Palella, any other guarantor or pledgor under any of the Melar Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith.

“Melar Notes” shall mean, collectively, the promissory notes of Everli evidencing or otherwise relating to the Melar Indebtedness, including, without limitation, the promissory notes set forth on Schedule B hereto (in each case, as amended, amended and restated, supplemented, or otherwise modified from time to time).

“Merger Agreement” means that certain Agreement and Plan of Merger dated as July 30, 2025 (as amended on October 2, 2025 and December 8, 2025, and as it may be further amended or supplemented or otherwise modified from time to time), by and among the Everli, Melar Acquisition Corp. I, a Cayman Islands exempted company (together with its successors, including after the Domestication (as defined below), “Melar”), MAC I Merger Sub Inc., a Nevada corporation and a wholly-owned subsidiary of Melar (“Merger Sub”), Melar Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), and Salvatore Palella, as escrowed seller.

“Paid in Full” or “Payment in Full” shall mean, as of any date of determination with respect to the Melar Indebtedness or the YA Indebtedness, as applicable, that: (a) all of such Melar Indebtedness or YA Indebtedness, as applicable (except as set forth in clauses (c) or (d) below and other than contingent indemnification obligations with respect to which a claim has not been asserted by Melar Lender or YA Lender) has been indefeasibly paid in full in cash, (b) all commitments to extend credit under the Melar Loan Documents or the YA Loan Documents, as applicable, have expired or terminated and no Person has any further right to obtain any loans, advances or other extensions of credit under the Melar Loan Documents or the YA Loan Documents, as applicable, (c) any costs, expenses and contingent indemnification obligations which are not yet due and payable but with respect to which a claim has been asserted by Melar Lender, are backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to Melar Lender) or cash collateralized, in each case in an amount reasonably estimated by Melar Lender to be the amount of costs, expenses and contingent indemnification obligations that may become due and payable, and (d) any costs, expenses and contingent indemnification obligations which are not yet due and payable but with respect to which a claim has been asserted by YA Lender, are backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to YA Lender) or cash collateralized, in each case in an amount reasonably estimated by YA Lender to be the amount of costs, expenses and contingent indemnification obligations that may become due and payable.

“Person” means a natural person, corporation, general or limited partnership, limited liability company, exempted company, exempt limited company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Pledging Stockholder” means, as the context requires, (a) with respect to the Melar Indebtedness, Holdings, and (b) with respect to YA Indebtedness, Palella and Holdings.

“Released Everli Shares” means the 124,935 Class A Common Shares of Everli (an amount anticipated to be exchanged for 200,000 shares in the resulting public company upon the consummation of the de-SPAC) currently held by Holdings which are to be transferred to Agile Lender pursuant to the First Amendment to Business Loan, Guaranty and Security Agreement dated as of the Effective Date by and among Holdings, Everli, Palella and the Agile Parties.

“Senior Creditor” means, collectively, Melar Lender and YA Lender, and their respective successors and assigns. Without limiting the foregoing, for consent rights by the “Senior Creditor” such consent shall require the written consent of Melar Lender and YA Lender in all instances.

“Senior Debt Documents” means the Melar Loan Documents and the YA Loan Documents.

“Senior Event of Default” means an “Event of Default” (howsoever defined) under the Melar Loan Documents or an “Event of Default” (howsoever defined) under the YA Loan Documents.

“Senior Obligations” means the Melar Indebtedness and the YA Indebtedness.

“Subordinated Creditor” means each Agile Party and each of their respective successors and assigns.

“Subordinated Debt Documents” means the Agile Loan Documents.

“Subordinated Loan Agreement” means the Agile Loan Agreement.

“Subordinated Obligations” means the Agile Indebtedness.

“Subordinated Permitted Payments” means, individually and collectively, in each case, so long as no Senior Event of Default has occurred and is continuing or which could arise as a result of the payment therefor: (a) regularly scheduled payments of interest at the non-default rate of interest pursuant to the terms of the Subordinated Loan Agreement, (b) $50,000 on June 4, 2026 and (c) the payment of all outstanding principal and accrued and unpaid interest thereon on the date that is the earlier of September 1, 2026 and the date the Business Combination occurs.

“Subordinated Securities” means any notes, other debt securities, or equity securities of any Agile Loan Party that are issued in an Insolvency Proceeding in substitution of all or any portion of the Subordinated Obligations pursuant to a confirmed plan of reorganization or adjustment, in each case that (a) are subordinated in right of payment, performance, and otherwise to the Senior Obligations (or any replacement of the Senior Obligations, including any notes or other securities issued in substitution of all or any portion of the Senior Obligations) to at least the same extent that the Subordinated Obligations is subordinated to the Senior Obligations pursuant to this Agreement, (b) do not have the benefit of any obligation of any Company Party (whether as issuer, guarantor, or otherwise) unless the Senior Obligations has at least the same benefit of the obligation of such Person and the obligations of such Person to the Subordinated Creditor are subordinated to the same extent as the obligations of such Persons pursuant to this Agreement, and (c) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer, any Company Party on such debt or equity securities than are the terms of the Subordinated Obligations, provided in each case that Subordinated Creditor shall have entered into such supplements to or modifications of this Agreement as Senior Credit may reasonably request to reflect the continued subordination of the Subordinated Securities to the Senior Obligations (or any replacement of the Senior Obligations, including any notes or other securities issued in substitution of all or any portion of the Senior Obligations), provided, further, that, in either case, no such securities shall provide for cash payments or distribution of any kind including, but not limited to, dividends or distribution of assets, until the Final Payout Date.

“YA Collateral” shall mean, collectively, (i) all “Collateral” (as defined in the YA Note Purchase Agreement), (ii) all “Pledged Collateral” and “Collateral” (each as defined in the Pledge and Security Agreement referred to in the YA Note Purchase Agreement and separately identified on Schedule C hereto), (iii) all “Pledged Collateral” and “Collateral” (each as defined in the Pledge Agreement (Stockholder) referred to in the YA Note Purchase Agreement and separately identified on Schedule C hereto, (iv) any other collateral of Everli, its subsidiaries (including the Everli Subsidiaries), the Pledging Stockholder, any other Loan Party and/or any other pledgors securing the Loan Parties’ obligations under the YA Loan Documents, and (v) all other assets and properties purported to be pledged to YA Lender to secure the Loan Parties’ obligations under the YA Note Purchase Agreement, the YA Notes and the other Transaction Documents referred to therein (but excluding the Released Everli Shares).

“YA Indebtedness” shall mean, collectively, all of the indebtedness, liabilities and obligations of Everli, its subsidiaries (including the Everli Subsidiaries), the Pledging Stockholder, Palella, any other guarantor or pledgor under any of the YA Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith.

“YA Notes” shall mean, collectively, the promissory notes of Everli evidencing or otherwise relating to the YA Indebtedness, including, without limitation, the YA Notes set forth on Schedule C hereto and any other notes which may be issued by Everli in favor of YA Lender pursuant to the YA Note Purchase Agreement; in each case, as amended, amended and restated, supplemented, or otherwise modified from time to time.

“YA Note Purchase Agreement” shall mean that certain Note Purchase Agreement dated March 6, 2026 by and between Everli and YA Lender, as amended, amended and restated, supplemented, or otherwise modified from time to time.

Defined Term	Reference Section
Agile BLGSA	Recitals
Agile Loan Documents	Recitals
Agile Collateral Agent	Preamble
Agile Lender	Preamble
Agile Parties	Preamble
Agreement	Preamble
Effective Date	Preamble
Everli	Preamble
Holdings	Preamble
Melar Acquisition	Preamble
Melar Capital	Preamble
Melar Lender	Preamble
Melar Loan Documents	Recitals
Palella	Preamble
Party or Parties	Preamble
YA Lender	Preamble
YA Loan Documents	Recitals

Article 2
CONSENT AND COVENANTS OF AGILE PARTIES

Section 2.01 Consent of Agile Parties. Each Agile Party hereby consents to the terms of the Melar Loan Documents and the terms of the YA Loan Documents and acknowledges that the entry into the transactions provided therein shall not constitute a default or event of default under the Agile Loan Documents, notwithstanding any provisions therein to the contrary. Each Agile Party acknowledges and agrees that (i) there are no restrictions on the Agile Loan Parties, Everli or any of their respective subsidiaries or Affiliates under the Agile Loan Documents (and if any such restrictions do in fact remain, such restrictions shall not be enforceable against the Agile Loan Parties under any circumstances) (A) in granting security interests and Liens on their respective assets and properties to Melar Lender and YA Lender and (B) paying in cash, by conversion or any other form of payment the obligations under the Melar Loan Documents and the YA Loan Documents. Each Agile Party hereby covenants and agrees that it shall not, in any manner, hinder, delay or restrict the granting of security interest and Liens on the assets of any Loan Party or any obligations owing to Melar Lender or YA Lender under the respective Loan Documents or the payment of any obligations owing to Melar Lender or YA Lender under the respective Loan Documents. Each Agile Party covenants and agrees that the only Persons obligated under any Agile Indebtedness under any Agile Loan Document is Holdings and Palella. No Agile Party shall accept or require any other Person to be obligated on any Agile Indebtedness at any time prior to the Final Payout Date except as expressly with respect to payment obligations as set forth in Section 3.02 below.

Article 3
SUBORDINATION; INSOLVENCY PROCEEDING MATTERS; TURNOVER

Section 3.01 Subordination of Subordinated Debt to Senior Obligations. Except as otherwise provided in Section 3.02 hereof, each Agile Loan Party covenants and agrees, and Subordinated Creditor as herein provided and otherwise by its acceptance of the Subordinated Debt Documents (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Debt by or on behalf of any Agile Loan Party shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the prior occurrence of the Final Payment Date. Each holder of Senior Obligations, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired the Senior Obligations in reliance upon the provisions contained in this Agreement.

Section 3.02 Subordinated Debt Payment Restrictions. Notwithstanding the terms of the Subordinated Debt Documents, until the Final Payout Date has occurred, each Agile Loan Party agrees that it may not make, and Subordinated Creditor hereby agrees that it will not accept from any Agile Loan Party, directly or indirectly, any Distribution with respect to the Subordinated Debt, except for the Subordinated Permitted Payments.

Section 3.03 Liquidation, Dissolution, Bankruptcy.

(a) In the event of any Insolvency Proceeding involving any Agile Loan Party, the Final Payout Date shall have occurred before any Distribution, whether in cash, securities or other property (other than Subordinated Securities), shall be made by any Company Party to Subordinated Creditor on account of any Subordinated Debt

(b) In the event of any Insolvency Proceeding involving any Company Party, any Distribution, whether in cash, securities or other property (other than Subordinated Securities) which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to Senior Creditor (to be held and/or applied by Senior Creditor in accordance with the terms of the applicable Senior Debt Documents) until the Final Payout Date has occurred. Subordinated Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to Senior Creditor. Subordinated Creditor also irrevocably authorizes and empowers Senior Creditor, in the name of Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions.

(c) Subordinated Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Obligations or any liens and security interests securing the Senior Obligations.

(d) Subordinated Creditor agrees that Senior Creditor may consent to the use of cash collateral or provide debtor-in-possession financing to any of the Company Parties on such terms and conditions and in such amounts as Senior Creditor, in their sole discretion, may decide and, in connection therewith, such Company Party may grant to Senior Creditor liens and security interests upon all or any of the property of such Company Party, which liens and security interests may secure payment of the Senior Obligations (whether such Senior Obligations arose prior to the commencement of any Insolvency Proceeding or at any time thereafter) and any other financing provided by Senior Creditor. Subordinated Creditor agrees that it will: (x) not seek to provide financing to any Company Party in any Insolvency Proceeding; (y) support, and not object to or oppose, any Disposition of any property (or any process pertaining to such Disposition of any property) securing all of any part of the Senior Obligations free and clear of security interests, liens or other claims of Subordinated Creditor under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code or applicable law if Senior Creditor has consented to such Disposition and is releasing its security interests and liens as well; and (z) not propose, seek and/or support confirmation of any plan of reorganization with respect to any Company Party which Senior Creditor has not consented in writing. Subordinated Creditor agrees to object to and vote to reject confirmation of any plan of reorganization with respect to any Company Party which Senior Creditor has objected to and/or rejected in writing. Subordinated Creditor further agrees not to assert any right it may have to “adequate protection” of any interest Collateral in any Insolvency Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Collateral without the prior written consent of Senior Creditor. Subordinated Creditor waives any claim it may now or hereafter have arising out of Senior Creditor’s election, in any Insolvency Proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Company Party, as debtor in possession. Subordinated Creditor further agrees that it will not seek to participate or participate on any creditor’s committee without Senior Creditor’s prior written consent.

(e) Subordinated Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by Senior Creditor in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Senior Creditor its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of Subordinated Creditor promptly to do so prior to 30 days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Proceeding upon the failure of Subordinated Creditor to do so prior to 15 days before the expiration of the time to vote any such claim; provided, however, that Senior Creditor shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that Senior Creditor votes any claim in accordance with the authority granted hereby, Subordinated Creditor shall not be entitled to change or withdraw such vote.

(f) The Senior Obligations shall continue to be treated as senior to the Subordinated Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Creditor and Subordinated Creditor even if all or part of the Senior Obligations or the security interests securing the Senior Obligations are subordinated, set aside, avoided, invalidated or disallowed in connection with any Insolvency Proceeding of any Company Party, and this Agreement shall be reinstated if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any holder of Senior Obligations or any representative of such holder.

(g) This Agreement is intended to be and shall be enforceable as a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code.

Section 3.04 Subordinated Debt Standstill Provisions. Until the Final Payout Date, Subordinated Creditor shall not, without the prior written consent of Senior Creditor, take any Enforcement Action with respect to the Subordinated Debt. Any Distributions or other proceeds of any Enforcement Action obtained by Subordinated Creditor in violation of the foregoing prohibition shall in any event be held in trust by Subordinated Creditor for the benefit of Senior Creditor and promptly paid or delivered to Senior Creditor in the form received until the Final Payout Date has occurred.

Section 3.05 Incorrect Payments; Turnover. If any Distribution on account of the Subordinated Debt not permitted to be made by any Company Party or accepted by Subordinated Creditor under this Agreement is made and received by Subordinated Creditor, such Distribution shall not be commingled with any of the assets of Subordinated Creditor, shall be held in trust by Subordinated Creditor for the benefit of Senior Creditor and shall be promptly paid over to Senior Creditor for application (in accordance with the Senior Debt Documents) to the payment of the Senior Obligations then remaining unpaid, until the Final Payout Date has occurred. In the event Subordinated Creditor receives collateral or proceeds to which it is not entitled hereunder, Subordinated Creditor shall be deemed to hold all of such collateral or proceeds in trust for the benefit of Senior Creditor and shall promptly pay over to each such party such collateral or proceeds in the same form as received, with any necessary endorsements.

Section 3.06 No Shared Liens and Security Interests; Agreement Not to Contest; Agreement to Release Liens; Additional Covenants.

(a) The Subordinated Creditor hereby covenants and agrees that the Lien of the Subordinated Creditor on the Agile Collateral does not extend to and include any Senior Collateral. The Subordinated Creditor shall not demand or accept as Agile Collateral any Senior Collateral. Any Lien of the Subordinated Creditor against the Senior Creditor or any Senior Collateral shall be void ab initio. In addition, if the Agile Parties were to obtain a Lien on any Senior Collateral in the future (whether through operation of law, inadvertent filing, or otherwise), such Lien would be automatically junior and subordinate to the Liens of the Senior Creditor.

(b) Subordinated Creditor agrees that it will not at any time (1) contest the validity, perfection, priority or enforceability of the Senior Obligations, the Senior Documents, or the Liens of Senior Creditor in the collateral securing the Senior Obligations, (2) contest or challenge, or join any other Person in contesting or challenging, the transfers of Collateral or the Company Parties pursuant to the Senior Documents, whether on the grounds that such transfers were disguised financings, preferential transfers, fraudulent conveyances or otherwise or a transfer other than a “true sale” or a “true contribution,” (3) assert that any Person and any Company Party should be substantively consolidated or that any Company Party is not or was not a limited liability company or corporation separate and distinct from Holdings or its Affiliates or any other Person, (4) institute, or cause to require Holdings or any of its Affiliates to institute, any action or suit or exercise, or cause or require Holdings or any of its Affiliates to exercise, any rights or remedies upon or with respect to any breach or default by any Company Party or any other Person under any Senior Documents or attempt to prohibit or restrict any sale or other transfer of Collateral or to interfere in any manner with the transactions contemplated by the Senior Debt Documents.

(c) In the event Senior Creditor releases or agrees to release any of its Liens in the Collateral in connection with a Disposition that is in connection with Senior Creditor’s exercise of remedies following a Senior Event of Default, then any Lien held by Subordinated Creditor in such Collateral (if any) in violation of this Agreement shall be automatically, unconditionally, and simultaneously released, provided, however, that 100% of the net proceeds of such Disposition shall be applied first to reduce the Senior Obligations until the Senior Obligations are satisfied.

Section 3.07 Obligations Hereunder Not Affected. All rights and interest of Senior Creditor hereunder and of the Subordinated Creditor hereunder, and all agreements and obligations of Senior Creditor hereunder and of Subordinated Creditor, the Company Parties hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any document evidencing any of the Senior Obligations or any document evidencing any of the Subordinated Debt;

(b) (i) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any release or consent to departure from any of the Senior Documents; and (ii) subject to Section 4.02 hereof, any change in the time, manner or place of payment of, or any other term of, all or any of the Subordinated Debt, or any other amendment or waiver of or any release or consent to departure from any of the Subordinated Debt Documents;

(c) any exchange or release of any Collateral in connection with the enforcement or collection of the Senior Obligations or any non-perfection of liens constituting the Senior Obligations; and any non-perfection of liens constituting the Subordinated Debt;

(d) (i) any failure of Senior Creditor to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement or any Senior Document; and (ii) any failure of the Subordinated Creditor to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement or any Subordinated Debt Document;

(e) (i) any reduction, limitation, impairment or termination of the Senior Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Company Parties and Subordinated Creditor hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Obligations; and (ii) any reduction, limitation, impairment or termination of the Subordinated Debt for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Companies and Senior Creditor hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Subordinated Debt; and

(f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company Parties in respect of the Senior Obligations or of the Subordinated Debt or in respect of this Agreement (other than the defense of payment in full of the Senior Obligations or the Subordinated Debt, as applicable).

Subordinated Creditor acknowledges and agrees that Senior Creditor may in accordance with the terms of the Senior Documents and this Agreement, unless otherwise required hereunder without notice or demand and without affecting or impairing Subordinated Creditor’s obligations hereunder, (i) modify the Senior Documents; (ii) take or hold security for the payment of the Senior Obligations and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as Senior Creditor in its sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against any Company Party or any other Person.

Section 3.08 No Indirect Actions. Unless otherwise expressly stated, if a Party may not take an action under this Agreement, then it may not take that action indirectly, or assist or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the Party but is intended to have substantially the same effects as the prohibited action.

Article 4
SALES AND TRANSFERS; MODIFICATIONS; NON-RELIANCE; WAIVERS; ETC.

Section 4.01 Sale, Transfer or other Disposition of Subordinated Debt.

(a) Subordinated Creditor shall not sell, assign, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document unless prior to the consummation of any such action, Senior Creditor shall have consented in writing to such action.

(b) Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors and assigns of Subordinated Creditor, as provided in Section 7.07 hereof.

Section 4.02 Modifications to Subordinated Debt Documents. Until the Final Payout Date has occurred, Subordinated Creditor shall not, without the prior written consent of Senior Creditor (which may be withheld, denied or conditioned, in the sole discretion of the Senior Creditor), agree to any amendment, modification or supplement to the Subordinated Debt Documents in a manner adverse to the Senior Creditor. Without limiting the generality of the foregoing, for the purposes of this Section 4.02, amendments or modifications that have the following effect shall be deemed to be materially adverse to the Senior Creditor: (i) increase the principal amount of the Subordinated Debt, (ii) increase the interest rate or the default interest rate of or with respect to the Subordinated Debt, (iii) change the dates upon which payments of principal or interest on the Subordinated Debt are due to earlier dates, (iv) takes or accepts any additional collateral (other than Agile Collateral) or guarantees by any Person (other than an Agile Party of the Effective Date) or (v) add any new covenants or events of default (howsoever defined) to restrict in any manner the payment of the obligations under the Senior Debt Documents or create additional events of default thereunder.

Section 4.03 Nonreliance. Subordinated Creditor agrees that (a) it has, independently and without reliance upon Senior Creditor and based on such documents and information as it has deemed appropriate, made its own credit analyses and decisions to enter into the Subordinated Debt Documents to which it is party, and (b) it will, independently and without reliance upon Senior Credit, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking any action under this Agreement or any Subordinated Debt Documents to which it is party in accordance with this Agreement. The Senior Creditor shall have no duty to disclose to the Subordinated Creditor any information relating to any Company Party or any of its Subsidiaries or any other circumstance bearing upon the risk of nonpayment of the Senior Obligations or Subordinated Debt, as the case may be, that is known or becomes known to Senior Creditor or any of their Affiliates.

Section 4.04 Marshaling. Subordinated Creditor hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require Senior Creditor to marshal any property of the Company Parties or any other guarantor of the Senior Obligations for the benefit of Subordinated Creditor.

Section 4.05 Rights Relating to Senior Creditor’s Actions with respect to the Collateral. Subordinated Creditor hereby waives any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing Senior Creditor from taking, or refraining from taking, any action with respect to the Senior Documents or all or any part of the Collateral not in violation of the terms of this Agreement.

Article 5
REPRESENTATIONS AND WARRANTIES

Section 5.01 Representations and Warranties of Subordinated Creditor. Each Agile Party hereby represents and warrants to Senior Creditor that as of the date hereof: (i) such Agile Party is a corporation or limited liability company organized under the laws of its jurisdiction of incorporation or organization; (ii) such Agile Party has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement; (iii) the execution of this Agreement by Such Agile Party will not violate or conflict with any material agreement binding upon Such Agile Party or any law, regulation or order or require any consent or approval which has not been obtained; (iv) this Agreement is the legal, valid and binding obligation of such Agile Party, enforceable against such Agile Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles; and (v) such Agile Party is the sole owner, beneficially and of record, of the Subordinated Debt Documents and the Subordinated Debt.

Section 5.02 Representations and Warranties of Senior Creditor. Senior Creditor hereby represents and warrants to Subordinated Creditor that as of the date hereof: (i) Senior Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (ii) the execution of this Agreement by Senior Creditor will not violate or conflict with the organizational documents of Senior Creditor, any material agreement binding upon Senior Creditor or any law, regulation or order or require any consent or approval which has not been obtained; and (iii) this Agreement is the legal, valid and binding obligation of Senior Creditor, enforceable against Senior Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

Section 5.03 Representations and Warranties of Everli. Everli, for itself and on the Everli Subsidiaries, hereby makes the following representations and warranties to Senior Creditor and Subordinated Creditor as of the Effective Date:

(a) Everli has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Everli, duly executed and delivered by Everli and constitutes valid and binding obligations of Everli enforceable against Everli in accordance with its terms, subject to the Enforceability Exceptions.

(b) Neither the execution, delivery or performance by Everli of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of Everli pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which Everli is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of Everli.

(c) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Everli of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to Everli.

Section 5.04 Representations and Warranties of Palella and Holdings. Palella and Holdings hereby makes the following representations and warranties to Senior Creditor and Subordinated Creditor as of the Effective Date:

(a) Palella and Holdings each has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Holdings, duly executed and delivered by Palella and Holdings, as applicable, and constitutes valid and binding obligations of Palella and Holdings enforceable against Palella and Holdings in accordance with its terms, subject to the Enforceability Exceptions.

(b) Neither the execution, delivery or performance by Palella or Holdings of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of Palella or Holdings pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which Palella or Holdings is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of Holdings.

(c) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Palella or Holdings of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to Palella or Holdings.

Article 6
NOTICE OF DEFAULT; AMENDMENTS

Section 6.01 Notices of Events of Default. Each Agile Loan Party agrees to provide the Senior Creditor a copy of any written notice of an “Event of Default” (as defined in the Subordinated Loan Documents) delivered to it by the Subordinated Creditor.

Section 6.02 Copies of Certain Loan Documents. Each Agile Loan Party agrees to provide the Senior Creditor a copy of any executed amendment, waiver, supplement or other modification of the Subordinated Loan Documents promptly following the execution thereof by the applicable Loan Parties and the applicable party thereto.

Article 7
MISCELLANEOUS

Section 7.01 Notices. All notices, requests, demands and other communications under or in respect of this Agreement or any transactions hereunder shall be in writing (which may include facsimile or email communication, but not text message or posting via any social media) and shall be personally delivered or mailed (by prepaid registered or certified mail, return receipt requested), sent by prepaid recognized overnight courier service, or by facsimile or email transmission to the applicable party at its address or facsimile number indicated below:

If to Subordinated Creditor:

Agile Capital Funding, LLC
Agile Lending, LLC
244 Madison Ave, Suite 168
New York, NY 10016
Attn: Aaron Greenblott
Email: [***]

with a copy to:

Pierce Murphy, Esq.

400 East Pratt St., Suite 900

Baltimore, MD 21202

pmurphy@silvermanthompson.com

If to YA Lender:

YA II PN, Ltd.

c/o Yorkville Advisors Global, LLC

1012 Springfield Avenue

Mountainside, NJ 07092

Attention: Mark Angelo

Email: Legal@yorkvilleadvisors. com

If to Melar Lender:

Melar Acquisition Corp. I

Melar Capital Group LLC

132 West 72nd Street, 4th Floor

New York, NY 10012

Attention: Gautam Ivatury, Chief Executive Officer

Telephone No.: (702) 781-1120

Email: [***]

with a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

Attention: Matthew A. Gray, Esq. and Stuart Neuhauser, Esq.

Telephone No.: (212) 370-1300

Email: mgray@egsllp.com; sneuhauser@egsllp.com

If to Everli:

Everli Global Inc.

12 East 49th Street, Suite 1506

New York, NY 10017

Attention: Salvatore Palella, Chief Executive Officer

Email: [***]

with a copy to:

Ortoli Rosenstadlt LLP

366 Madison Avenue

New York, NY 10017

Attention: William Rosenstadt, Esq.

Telephone No.: (212) 588-0022

Email: wsr@orllp.legal

If to Palella:

Salvatore Palella

c/o Everli Global Inc.

12 East 49th Street, Suite 1506

New York, NY 10017

Email: [***]

with a copy to:

Ortoli Rosenstadlt LLP

366 Madison Avenue

New York, NY 10017

Attention: William Rosenstadt, Esq.

Telephone No.: (212) 588-0022

Email: wsr@orllp.legal

If to Holdings:

Palella Holdings LLC

c/o Everli Global Inc.

12 East 49th Street, Suite 1506

New York, NY 10017

Attention: Salvatore Palella, Chief Executive Officer

Email: [***]

with a copy to:

Ortoli Rosenstadlt LLP

366 Madison Avenue

New York, NY 10017

Attention: William Rosenstadt, Esq.

Telephone No.: (212) 588-0022

Email: wsr@orllp.legal

or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to the other party delivered as aforesaid. All such notices, requests, demands and other communications shall be deemed given (i) when personally delivered, (ii) when received after being deposited in the mails with postage prepaid (by registered or certified mail, return receipt requested), (iii) one (1) Business Day after being timely delivered to the overnight courier service, if prepaid and sent overnight delivery, addressed as aforesaid and with all charges prepaid or billed to the account of the sender, (iv) when sent by facsimile transmission to a facsimile number designated by such addressee and the sender receives a confirmation of transmission from the sending facsimile machine, or (v) if delivered by email or other electronic transmission as set.

Section 7.02 Modification. No provision of this Agreement may be amended, changed, waived, discharged or terminated except by an instrument in writing signed by each Agile Party, YA Lender and Melar Lender.

Section 7.03 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 7.04 WAIVER OF JURY TRIAL. EACH PARTY HERETO, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FOREGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.05 Jurisdiction; Consent to Service of Process.

(a) Each Party hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each Party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each Party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each Party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7.05(a). Each Party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each Party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 7.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Such counterparts shall constitute but one and the same instrument and shall be binding upon, and shall inure to the benefit of, each of the undersigned individually as fully and completely as if all had signed one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 7.07 Successors and Assigns.

(a) This Agreement shall inure to the benefit of, and shall be binding upon, the respective heirs, legal representatives, successors and permitted assigns of each Agile Party, Melar Lender, YA Lender and the Loan Parties.

(b) No Agile Party shall have the right to assign or transfer any Subordinated Debt or any Subordinated Debt Document except to the extent permitted under Section 4.01 of this Agreement.

(c) To the extent permitted under the Melar Loan Documents, Melar Lender may, from time to time, assign or transfer any or all of the Melar Indebtedness and/or Melar Loan Documents or any interest therein to any Person (provided, however, that such Person shall have first executed and delivered a written instrument agreeing to be bound by the provisions of this Agreement, in form and substance reasonably satisfactory to YA Lender), and such permitted assignee or transferee of any of the Melar Indebtedness and/or Melar Loan Documents or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Melar Indebtedness, be a party to this Agreement, subject to the provisions of this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

(d) To the extent permitted under the YA Loan Documents, YA Lender may, from time to time, assign or transfer any or all of the YA Indebtedness or the YA Loan Documents or any interest therein to any Person (provided, however, that any such Person shall have first executed and delivered a written instrument agreeing to be bound by the provisions of this Agreement, in form and substance reasonably satisfactory to Melar Lender), and any such permitted assignee or transferee of any of the YA Indebtedness or the YA Loan Documents or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the YA Indebtedness, be a party to this Agreement, subject to the provisions of this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

(e) The Loan Parties shall not have any right to assign or transfer any of their obligations under this Agreement without the prior written consent of the YA Lender and the Melar Lender (and any assignee or transferee of such Party that is a party to this Agreement).

(f) Any assignment or transfer made in violation of this Section 7.07 shall be null and void.

Section 7.08 Relative Rights; No Right of Loan Parties to Enforce. This Agreement shall define the relative rights of Melar Lender and YA Lender, on the one hand, and the Agile Parties, on the other hand. Each Loan Party understands that this Agreement is for the sole benefit of Melar Lender and YA Lender and their respective successors and permitted assigns, and that such Loan Party is not an intended beneficiary or third party beneficiary thereof. It is understood and agreed that no Loan Party nor any of their Affiliates shall have any right to enforce any term, provision or agreement of this Agreement against Melar Lender or YA Lender. Nothing in this Agreement shall (a) impair, as among the Loan Parties and Melar Lender, and as among the Loan Parties and YA Lender, as applicable, the obligations of the Loan Parties with respect to the payment of the Melar Indebtedness and the YA Indebtedness in accordance with their respective terms, (b) impair, as among the Agile Parties and the Loan Parties, the obligations of the Loan Parties with respect to the payment of the Agile Indebtedness in accordance with its terms, subject, however, to the provisions this Agreement, or (c) affect the relative rights of Melar Lender, YA Lender or Agile Parties with respect to any other creditors of the Loan Parties. The terms of this Agreement shall govern even if all or any part of the Melar Indebtedness or the Liens in favor of Melar Lender or even if all or any part of the YA Indebtedness or the Liens in favor of YA Lender or even if all or any part of the Agile Indebtedness or the Liens in favor of the Agile Parties, in any such case, are avoided, disallowed, unperfected, set aside or otherwise invalidated in any judicial proceeding or otherwise.

Section 7.09 Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Agile Loan Documents, the Melar Loan Documents or the YA Loan Documents, the provisions of this Agreement shall control and govern.

Section 7.10 Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

Section 7.11 Trust Account Waiver. Everli hereby acknowledges and agrees that the provisions set forth in Section 8.1 of the Merger Agreement (Waiver of Claims Against Trust) shall also apply to this Agreement as if the terms thereof were expressly set forth herein. Palella and Holdings each hereby acknowledges that it has reviewed a copy of the Merger Agreement and hereby agrees to be subject to the provisions of Section 8.1 of the Merger Agreement (Waiver of Claims Against Trust) applicable to Everli as if such provisions were incorporated into this Agreement (with any reference to the “Agreement” therein instead referring to this Agreement).

Section 7.12 Nonreliance; Information Concerning Financial Condition.

(a) Each of Lender acknowledges that (i) each has, independently and without reliance upon any other Lender based on such documents and information as each Lender has deemed appropriate, made its own credit analyses and decisions to enter into or continue the its Loan Documents and (ii) each Lender will, independently and without reliance upon any other Lender based on such documents and information as they shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking any action under this Agreement or any of its Loan Documents. Each Lender shall have no duty to disclose to any other Lender, any information relating to any Loan Party, or any other circumstance bearing upon the risk of nonpayment of any Loan Party any Lender Indebtedness, as the case may be, that is known or becomes known to such Lender or any of their respective Affiliates.

(b) Each Lender hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and of all other circumstances bearing upon the risk of nonpayment of its Lender Indebtedness has and shall have no duty to advise any other Lender of information known to such Lender regarding such condition or any such circumstances. In the event that any Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to any other Lender, then such Lender shall not be under any obligation to (i) provide any such information to any Lender on any subsequent occasion, (ii) undertake any investigation, or (iii) disclose any information which, pursuant to its commercial finance practices, such Lender wishes to maintain confidential.

Section 7.13 The Released Everli Shares. Each of Melar Lender and YA Lender hereby agrees to release the Released Everli Shares from the collateral securing the Melar Indebtedness and the collateral securing the YA Indebtedness, respectively, concurrently with the transfer of the Released Everli Shares by Holdings to Agile Lender pursuant to the First Amendment to Business Loan, Guaranty and Security Agreement dated as of the Effective Date by and among Holdings, Everli, Palella and the Agile Parties.

Section 7.14 Further Assurance. Each Party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the terms of this Agreement.

Section 7.15 Termination of Agreement. This Agreement shall remain in full force and effect until the Payment in Full of the Senior Obligations after which this Agreement shall terminate without further action on the part of the Parties hereto; provided, that if any payment is, subsequent to such termination, recovered from any holder of the Melar Indebtedness or any holder of the YA Indebtedness, this Agreement shall be reinstated.

Section 7.16 Acknowledgment of Loan Parties. Each of the undersigned Loan Parties has read this Agreement and acknowledges, and agrees with, the provisions of this Agreement. Each of the undersigned Loan Parties agrees not to take any action that would be contrary to the provisions of this Agreement, agrees to abide by the requirements applicable to it under this Agreement and agrees that no Lender shall have any liability to any Loan Party for acting in accordance with the provisions of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first above written.

AGILE PARTY:

Agile Capital Funding, LLC

By:	/s/ Aaron Greenblott
Name:	Aaron Greenblott
Title:	CEO

Agile Lending, LLC

By:	/s/ Aaron Greenblott
Name:	Aaron Greenblott
Title:	CEO

[Signature Page to Intercreditor Agreement]

MELAR LENDER:

Melar Acquisition Corp. I

By:	/s/ Gautam Ivatury
Name:	Gautam Ivatury
Title:	Chief Executive Officer

Melar Capital Group LLC

By:	/s/ Eric Lifshitz
Name:	Eric Lifshitz
Title:	Managing Member

YA LENDER:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

By:	/s/ Matt Beckman
Name:	Matt Beckman
Title:	Manager

[Signature Page to Intercreditor Agreement]

Acknowledged as of the Effective Date set forth above:

EVERLI:

Everli Global Inc.

By:	/s/ Salvatore Palella
Name:	Salvatore Palella
Title:	Chief Executive Officer

PALELLA:

/s/ Salvatore Palella
Salvatore Palella

HOLDINGS:

Palella Holdings LLC

By:	/s/ Salvatore Palella
Name:	Salvatore Palella
Title:	Manager

[Signature Page to Intercreditor Agreement]

SUBSIDIARIES OF EVERLI:

EVERLI EUROPE S.r.l

By:	/s/ Gian Luca Spriano
Name:	Gian Luca Spriano
Title:	Director

EVERLI S.p.A.

By:	/s/ Gian Luca Spriano
Name:	Gian Luca Spriano
Title:	Director

[Signature Page to Intercreditor Agreement]